U.S. Securities and Exchange Commission

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 12, 1996 (June 7, 1996)

                          SIGMA ALPHA GROUP, LTD.
                          _______________________
            (Exact name of Registrant as specified in charter)

Delaware                         33-90344                  23-2498715
(State or other jurisdiction     (Commission              (IRS Employer
 of incorporation)                File Number)             Identification No.)

1341 North Delaware Avenue, Philadelphia, Pennsylvania  19125
_________________________________________________________________
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (215)-425-8682

_________________________________________________________________
(Former Address)                                       (Zip Code)

















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Item 5.   Other Events

     Sigma Alpha Group, Ltd. (the "Registrant") announced that on June 7, 1996 an agreement ("the "Agreement") was entered between Guangdong Radio Station China - Pearl River Stock Market Radio ("Pearl") and Global Telecommunications of Delaware, Inc. ("Global"), the Registrant's subsidiary. The Agreement is annexed as an Exhibit to this Current Report on Form 8-K.

     Under the terms of the Agreement, Global's SCA Digital Scrambling Radio ("SCA Radio") technology has been accepted by Pearl. Pearl tested a prototype of the SCA Radio and based upon such testing agreed to order 10,000 initial SCA Radio units at a discounted list price. The list price per SCA Radio unit is $35. Pearl has the right to test SCA Radio units during the manufacturing process to ensure that they comply with agreed upon specifications. Global and its affiliates have been developing the technology which the SCA Radio is based on for the past year. The Pearl order represents the first revenues from this technology.

     The SCA Radio produced by Global will be regarded as a jointly developed product between Global and Pearl. The SCA Radio is designed to receive stock market information broadcast by Pearl with the ability of remote on/off and scrambled broadcast to protect Pearl or other radio stations' subscriber base. The agreement further provides that Pearl will serve as Global's agent in China to assist Global in marketing the SCA Radio to other provinces.

     The SCA Radio utilizes a portion of Global's "patent pending" technology for which other applications, ie. data and fax, may be developed.

     The Registrant, through Global, is developing a digital voice pager system ("Voice Pager") which system utilized digital signal processing to transmit Voice Pager data over existing FM broadcast subcarriers. Global has a "patent pending" for the Voice Pager and expects the Voice Pager could possibly be available for delivery later this year, provided current projections are realized.

Item 7.   Financial Statements and Exhibits

 (c) Exhibit 10.18   English translation of agreement between the Registrant's
                     subsidiary and Guangdong Radio Station China - Pearl
                     River Stock Market Radio dated June 7, 1996.

                                    Signatures
                                    __________


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SIGMA ALPHA GROUP, LTD.
                                                  (Registrant)

June 12, 1996

                                                 By:s/Scott A. McPherson
                                                    __________________________
                                                    Scott A. McPherson
                                                    Principal Financial Officer